UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

NEW AMERICA ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Florida	001-42988	39-2431245
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

725 Fifth Ave, 22nd Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 576-6828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	NWAXU	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NWAX	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	NWAXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 3, 2026, the Board of Directors of New America Acquisition I Corp. (the “Company”) determined that the Company will host its first Annual Meeting of Stockholders (the “Annual Meeting”) virtually on December 22, 2026. The Company’s Board of Directors has set a record date of November 13, 2026, entitling stockholders of record as of such date to notice of and to vote at the Annual Meeting.

The Company will provide additional details regarding the matters to be voted on and instructions for accessing the Annual Meeting in the Company’s proxy statement to be filed with the Securities and Exchange Commission prior to the Annual Meeting.

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the Annual Meeting must be received by the Company at 725 Fifth Ave, 22nd Floor New York, NY 10022, no later than the close of business on November 14, 2026. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the Annual Meeting.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

The Bylaws of the Company (the “Bylaws”) include separate advance notice provisions applicable to stockholders seeking to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company no later than close of business on November 14, 2026.

Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, by November 14, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2026

New America Acquisition I Corp.

By:	/s/ Kyle Wool
Name:	Kyle Wool
Title:	Chief Executive Officer